Exhibit 10.2

ASSIGNMENT OF CONTRACT

THIS ASSIGNMENT OF CONTRACT (this “Assignment”) is made and entered into as of March 7, 2014, by and between WOODFIELD ACQUISITIONS, LLC, a North Carolina limited liability company (“Assignor”), and GGT OXFORD VENTURE MD, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor has entered into that certain contract described on Exhibit A attached hereto (the “Contract”), with respect to the acquisition of that certain real property located along Coca Cola Drive in Howard County, Maryland; and

WHEREAS, Assignor has agreed to assign all of its right, title and interest in, to and under said Contract to Assignee, and Assignee has agreed to accept such right, title and interest and assume all of Assignor’s obligations under the Contract.

NOW, THEREFORE, FOR AND IN CONSIDERATION of One Dollar ($1.00) and other good and valuable consideration, Assignor hereby assigns to Assignee all of its right, title and interest in, to and under the Contract, and Assignee hereby accepts such right, title and interest and assumes all of Assignor’s obligations under the Contract.

[SIGNATURES INCLUDED ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and effective as of the date hereinabove set forth.

ASSIGNOR:

WOODFIELD ACQUISITIONS, LLC, a North Carolina limited liability company

By:	/s/ Todd H. Jacobus
Name:	Todd H. Jacobus
Title:	Manager

ASSIGNEE:

GGT OXFORD VENTURE MD, LLC, a Delaware limited liability company

By:	WF Oxford Square, LLC, a Delaware limited liability company, its Operating Member

	By:	/s/ Todd H. Jacobus
	Name:	Todd H. Jacobus
	Title:	President

EXHIBIT A

CONTRACT

Contract for the Purchase of Real Property dated May 10, 2013, between Assignor and KELLOGG-CCP, LLC, as amended pursuant to that certain First Amendment to Contract for the Purchase of Real Property dated June 13, 2013, as further amended pursuant to that certain Second Amendment to Contract for the Purchase of Real Property dated July 23, 2013, as further amended pursuant to that certain Third Amendment to Contract for the Purchase of Real Property dated August 8, 2013, and as further amended pursuant to that certain Fourth Amendment to Contract for the Purchase of Real Property dated February 24, 2014.